SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant   Y

Check the appropriate box:

[ ]  Preliminary Proxy Statement                   Confidential, for Use of the
[x]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials                    by Rule 14a-6(e)(2)) [ ]
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            IBW Financial Corporation
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [x]      No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4. Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5. Total Fee Paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:


     2. Form, Schedule or Registration Statement No.:


     3. Filing Party:


     4. Date Filed:

                            IBW FINANCIAL CORPORATION
                               4812 GEORGIA AVENUE
                             WASHINGTON, D.C. 20011






                            IBW FINANCIAL CORPORATION

                            NOTICE OF ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 2001

                            IBW FINANCIAL CORPORATION
                               4812 GEORGIA AVENUE
                             WASHINGTON, D.C. 20011

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2001

TO THE SHAREHOLDERS OF IBW FINANCIAL CORPORATION:

     The Annual Meeting of Shareholders of IBW Financial Corporation, a District of Columbia corporation (the "Company"), will be held in the Board Room at the Company's executive offices, located at 4812 Georgia Avenue, Washington, D.C., on Tuesday, April 24, 2001 at 5:00 pm for the following purposes:

     1. To elect eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     2. To ratify the appointment of Stegman & Company as the Company's independent auditors;

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the Annual Meeting.

     Shareholders of record as of the close of business on March 20, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the meeting.

                                   By Order of the Board of Directors



                                   Clinton W. Chapman, Chairman



April 6, 2001



    PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                            IBW FINANCIAL CORPORATION
                               4812 Georgia Avenue
                              Washington, DC 20011

                     ---------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT
                     ---------------------------------------

                                  INTRODUCTION

     This Proxy Statement is being sent to shareholders of IBW Financial Corporation, a District of Columbia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 5:00 p.m. on April 24, 2001, and at any adjournment or postponement of the meeting, for the purposes of

     (1) electing eight (8) directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

     (2) ratifying the appointment of Stegman & Company as the Company's independent auditors; and

     (3) transacting such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     The annual meeting will be held in the Board Room at the executive offices of the Company, located at 4812 Georgia Avenue, Washington D.C.

     This Proxy Statement and the accompanying form of proxy are being sent to shareholders of the Company on or about April 6, 2001. A copy of the Annual Report to Shareholders of IBW Financial Corporation for the year ended December 31, 2000, is also being sent with this Proxy Statement.

     The cost of this proxy solicitation is being paid by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company or the Bank, who will not receive any additional compensation for these services. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to their principals.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

     Only shareholders of record at the close of business on March 20, 2001, will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On that date, the Company had outstanding 668,360 shares of common stock, par value $1.00 per share, constituting the only class of stock outstanding, and held by approximately 560 shareholders of record. Each share of common stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. Nominees receiving a plurality of the votes cast at the annual meeting in the election of directors will be elected as director, in the order of the number of votes received. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the annual meeting. Members of the Board of Directors, and family members thereof, having the power to vote or direct the voting of in excess of fifty percent of the outstanding shares of common stock have indicated their intention to vote in favor of the election of all of the nominees for election as director.

PROXIES

     If the enclosed form of proxy is properly executed and returned in time to be voted at the annual meeting, the shares represented thereby will be voted as specified by the shareholder executing the proxy. Shares represented by proxies for which no instruction is given will be voted FOR the election of the nominees for director specified herein, FOR the ratification of Stegman & Company, and in the discretion of the holders of the proxies on all other matters properly brought before the meeting and any adjournment or postponement thereof. The judges of election appointed by the Board of Directors for the annual meeting will determine the presence of a quorum and will tabulate the votes cast at the meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares on a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to such matter.


     Shareholders are requested to sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that their shares are voted. A proxy may be revoked at any time prior to the voting thereof at the annual meeting through the granting of a later proxy with respect to the same shares, by written notice to B. Doyle Mitchell, Jr., President of the Company, at the address noted above, at any time prior to the voting thereof, or by voting in person at the annual meeting. Attendance at the Annual Meeting will not, in itself, revoke a proxy. If your shares are not registered in your name, you will need additional information from your recordholder in order to vote in person at the meeting. Please see the voting form provided by your bank or broker for additional information about the voting of your shares.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITIES OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of March 5, 2001 concerning the number and percentage of shares of the Company's common stock beneficially owned by its directors, nominees for director, executive officers the compensation of which is disclosed herein, and by its directors and all executive officers as a group, as well as information regarding each other person known by the Company to own in excess of 5% of the outstanding common stock. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Except as set forth below, the Company knows of no other person or persons who beneficially own in excess of five percent of the Company's common stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.

              NAME                  NUMBER OF SHARES(1)        PERCENT OF CLASS

Directors

Clinton W. Chapman, Esquire            11,121(2)                   1.66%

George H. Windsor, Esquire             16,340(3)                   2.44%

Benjamin L. King, CPA                   1,176(4)                     *

B. Doyle Mitchell, Jr.                 74,813(5)                  11.19%
4812 Georgia Avenue, NW
Washington,  DC  20011

Massie S. Fleming                       5,233(6)                     *

Robert R. Hagans                           70                        *

Cynthia T. Mitchell                    100,763(7)                 15.08%
2029 Trumbull Terrace, NW
Washington, DC  20011

Emerson A. Williams, M.D.                3,646                       *
All directors and executive
officers as a group (12 persons)       268,812(8)                40.22%(8)

Other 5% Shareholders

Industrial Bank of Washington
Employee Stock Ownership Plan
4812 Georgia Avenue, NW
Washington, DC  20011                    54,720                    8.19%

Patricia Mitchell
4812 Georgia Avenue, NW
Washington, DC  20011                  77,407(9)                  11.58%
----------------------------------

         *    Less than one percent

(1) For purposes hereof, a person is deemed to be the beneficial owner of securities with respect to which he has or shares voting or investment power. Except as otherwise indicated, the named beneficial owner has sole voting and investment power with respect to all shares beneficially owned by such person.

(2) Does not include 54,720 shares held by the Industrial Bank of Washington Employee Stock Ownership Plan ("ESOP") as to which Mr. Chapman is a co-trustee.

(3) Includes 16,340 shares held by a trust of which Mr. Windsor and his spouse are trustees. Does not include 2,000 shares held by Mr. Windsor's daughter, and as to which Mr. Windsor disclaims beneficial ownership.

(4) Does not include 54,720 shares held by ESOP as to which Mr. King is a co-trustee.

(5) Includes 72,813 shares held in a revocable trust of which Mr. Mitchell is the trustee, and Mr. Mitchell's spouse and son are beneficiaries. Does not include shares held by Mrs. Cynthia Mitchell as trustee for Mr. Mitchell and Ms. Mitchell. Does not include 1,500 shares held by Mr. Mitchell's spouse. Does not include 54,720 shares held by ESOP as to which Mr. Mitchell is a co-trustee. Ms. Mitchell is Mr. Mitchell's sister and Mrs. Cynthia Mitchell's daughter.

(Footnotes continued  on following page)

(Footnotes continued from prior page)

(6) Includes 233 shares held jointly with son and as to which Mrs. Fleming shares voting and investment power.

(7) Includes shares held by three trusts of which Mrs. Mitchell is trustee, and with respect to one of which Mr. Mitchell and Ms. Mitchell are beneficiaries. Mrs. Mitchell is the mother of Mr. Mitchell and Ms. Mitchell.

(8) Includes 54,720 shares held by ESOP as to which Messrs. Chapman, King and Mitchell are trustees. If these shares were not included, the directors and executive officers as a group would beneficially own 214,092 shares, or 32.03% of the outstanding shares of Common Stock. Does not include shares held by Ms. Mitchell.

(9) Includes shares held in a revocable trust of which Ms. Mitchell is the trustee, and of which Mr. Mitchell is the beneficiary. Does not include shares held by Mrs. Cynthia Mitchell as trustee for Mr. Mitchell and Ms. Mitchell. Ms. Mitchell is the sister of Mr. Mitchell and the daughter of Mrs. Mitchell, and is an employee of the Bank.

                              ELECTION OF DIRECTORS

         The  Company's  bylaws set the size of the Board of  Directors at eight
(8) directors. The Board of Directors has nominated eight (8) persons for election as directors. Each of the nominees for election as a director currently serves as a member of the Board of Directors and as a member of the Board of Directors of Industrial Bank, N.A., the Company's sole subsidiary (the "Bank"). Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

         The Board of Directors recommends that shareholders vote FOR each of the nominees to the Company's Board of Directors.

NOMINEES FOR ELECTION AS DIRECTORS

         Set forth below is certain information as of the record date for the annual meeting concerning the nominees for election as director of the Company. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years. Each of the members of the Board of Directors of the Company, unless otherwise noted, has served since the organization of the Company in 1994. The longevity of service listed below reflects service on the Board of Directors of the Bank, including service prior to the conversion of the Bank to a national banking association. Each of the directors of the Company also currently serves as a director of the Bank.

         Clinton W. Chapman, 76, Chairman of the Board of Directors, has served as a director since 1984. Mr. Chapman, an attorney with Clinton Chapman and Associates since 1997, and Chapman and Chapman, P.C. prior to that time, has been engaged in the private practice of law for more than thirty years.

         George H. Windsor, 82, Vice Chairman of the Board of Directors, has served as a director since 1969. Mr. Windsor, an attorney with Cobb, Howard, Hayes and Windsor, has been in private law practice for twenty-six years.

         Benjamin L. King, C.P.A., 73 is Secretary of the Company and has served as a director since 1972. Mr. King is a certified public accountant, and is self-employed as a management and tax consultant.

         B. Doyle Mitchell, Jr., 38, President of the Company, has served as a director since 1990. Mr. Mitchell has served as President of the Bank since March 1993. Prior to that date, he served in various executive and
administrative   positions   at  the  Bank  since   1983,   including   as  Vice
President-Commercial Lending from 1991 to 1993 and Assistant Vice President-Commercial Lending from 1989 to 1991. Mr. Mitchell is the son of Mrs. Cynthia Mitchell, a director of the Bank, and the late B. Doyle Mitchell, a founder of the Bank. Mr. Mitchell's sister, Patricia Mitchell, is a significant shareholder and an employee of the Bank.

         Massie S. Fleming, 74, has served as a director since 1985. Mrs. Fleming retired at the end of 1997 from her position as Executive Vice President of the Bank, a position she had held since 1985. Prior to that date, she served in various executive and administrative positions at the Bank since 1959, including as Chief Executive Officer from 1985 to mid 1997.

         Robert R. Hagans, 46, has served as a director of the Company since April 2000 and as a director of the Bank since February 2000. Mr. Hagans is the Director of Finance for Prince George's County Government in Maryland, having served in that position since 1995. He has previously held the position of Assistant Vice President for Asset Management and Treasury Operations for Howard University in Washington, D.C., from 1989 to 1994, and was an Investment Banker with Alex. Brown & Sons, Inc., in Baltimore, Maryland from 1987 to 1989.

         Cynthia T. Mitchell, 74, has served as a director since 1993. Mrs. Mitchell is retired. Until 1982 she was a teacher in the District of Columbia public schools system. Mrs. Mitchell's late husband was a founder of the Bank. Mrs. Mitchell's son is B. Doyle Mitchell Jr., the President of the Bank, and her daughter Patricia Mitchell, is a significant shareholder and an employee of the Bank.

         Emerson A. Williams, M.D., 84, has served as a director since 1975. Mr. Williams is retired from the active practice of medicine. For many years he served as an instructor at Howard University School of Medicine.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company met thirteen (13) times during 2000. All members of the Board of Directors, attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during the 2000 fiscal year or any portion thereof.

         The Board of Directors has a standing Audit Committee. The Board of Directors does not have a standing or Compensation Committee, the functions of which are performed by the Executive Committee. The Company also has a standing Directors Loan Committee and a standing Nominating Committee.

         The Audit Committee, presently composed of Mrs. Fleming, Messrs. King, Windsor and Hagans, is responsible for the review and evaluation of the Company's and Bank's financial statements, internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors, and recommends the annual appointment of such auditors. The Audit Committee has adopted a charter, a copy of which is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the National Association of Securities Dealers. During the 2000 fiscal year, the Audit Committee met six (6) times.

         The Nominating Committee, presently composed of Messrs. Mitchell, Windsor and Dr. Williams, makes recommendations to the Board of Directors with respect to nominees for election as directors of the Company. While the Nominating Committee will consider nominees recommended by shareholders, it has not actively solicited recommendations by shareholders for nominees, nor has it established any procedures for this purpose other than as set forth in the Bylaws. See "Shareholder Proposals"

         The Executive Committee, presently composed of Mrs. Fleming and Messrs. Chapman, King and Mrs. Mitchell perform the function of a compensation and personnel committee. In that capacity, it is responsible, together with management, for the adoption of the Bank's personnel policies and establishing salary and compensation guidelines and levels for all Company officers and personnel. The Committee is also responsible for annually nominating the officers of the Bank and evaluating the performance thereof. During the 2000 fiscal year, the Executive Committee met three (3) times.

         The Oversight/Compliance Committee, formed in June 1998, presently composed of Mrs. Fleming and Messrs. Chapman and King and Dr. Williams, is responsible for monitoring efforts of the Board and Management to improve results in the areas of asset quality, management, credit administration and earnings.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls establish by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-KSB;

         (2) discussed with Stegman & Company, the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Stegman & Company, as required by Independence Standards Board Standard No. 1; and

         (3) has discussed with Stegman & Company, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2000. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Stegman & Company is compatible with the auditor's independence.

                                           Members of the Audit Committee

                                           Mr. Benjamin L. King, CPA
                                           Mrs. Massie Fleming
                                           Mr. George Windsor, Esq.
                                           Mr. Robert R. Hagans

DIRECTORS' COMPENSATION

         Each director of the Company, including directors who are full time employees of the Company or the Bank, receives $600 for each regular meeting of the Board of Directors attended, with the exception of Mr. Chapman, Chairman of the Board who receives $1,500 for each regular meeting which he attends and a $5,000 annual fee. Additionally, directors who are not employees, serving on committees of the Board, receive $400 for each meeting attended, except if such service is as chairman of any committee, in which case such director receives $500 for each meeting. Total fees paid to directors in 2000 for Board and committee meeting attendance was $200,235.

EXECUTIVE COMPENSATION

         The following table sets forth a summary of certain information relating to the compensation of the President of the Company and the Chief Operations Officer. All compensation paid to Mr. Mitchell was for services rendered in his capacity as an officer of the Bank.

                             ANNUAL COMPENSATION(1)


                                                                                         OTHER
 NAME AND PRINCIPAL POSITION    YEAR ENDED DECEMBER 31      SALARY        BONUS     COMPENSATION(2)

B. Doyle Mitchell, Jr.                   2000              $183,855      $20,537        $13,200
President, Chief Executive               1999              $150,000       $3,150        $14,600
Officer & Director                       1998              $150,000      $12,690         $7,800

David G. Poole, Senior Vice              2000               $93,009      $7,300           $0
President & Chief Operations             1999               $85,000      $7,160           $0
Officer                                  1998               $85,000      $1,595           $0


(1) The Company does not maintain any long-term or stock-based compensation plans.

(2) Represents fees paid for attendance at meetings of Board of Directors and committees thereof. Does not include vehicle allowances of $6,696, $8,275 and $6,850 in 2000, 1999 and 1998 for Mr. Mitchell. Also does not include value of contributions to the Bank's employee stock ownership plan estimated at $2,700, $2,007 and $0 in 2000, 1999 and 1998, for Mr.
      Mitchell, and $1,467, $1,097 and $0 for Mr. Poole. Does not include insurance premiums for policies on Mr. Mitchell's life, of which the Company and Mr. Mitchell's spouse are co-beneficiaries.

         Employment Agreements. As of December 31, 2000, neither the Bank nor the Company had any employment agreements or other compensation contracts or other arrangements in existence for executives earning in excess of $100,000 per year.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is certain information regarding persons who are executive officers of the Company or the Bank. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years.

         David G. Poole, 64, has served as Senior Vice President-Operations of the Bank since 1983.

         Thomas A. Wilson, 49, has served as Senior Vice President-Chief Financial Officer of the Bank since January 1992. Prior to serving in this position he served (since April 1986) at various times as Commercial Loan Manager and Loan Review Officer of the Bank. Prior to joining the Bank in 1986, he served as a National Bank Examiner with the OCC from 1974 to 1986.

         John Mazzocchi, 52, has served as Senior Vice President and Chief Credit Officer of the Bank since February 1999. Prior to serving in this position, he served as president and CEO of Maryland Permanent Bank from January 1997 to October 1998. From 1992 to 1996, Mr. Mazzocchi was Vice President and manager of Commercial Banking for Hagerstown Trust in Hagerstown, Maryland.

         Doug Metz, 51, has served as Senior Vice President and Chief Lending Officer of the Bank since 2000. Prior to serving in this position, he was the Bank's senior real estate lender. Prior to joining the Bank he served as SVP and senior loan officer of Home Federal Savings Bank in Hagerstown, Maryland; he was with Home Federal Savings Bank in various positions from 1991 to 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its and the Company's directors, officers, and employees and their associates. In the past, substantially all of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The maximum aggregate amount of loans to executive officers, directors and affiliates of the Company during 2000 amounted to $494,000 representing approximately 2% of the Company's total shareholders' equity at December 31, 2000. In the opinion of the Board of Directors, the terms of these loans are no less favorable to the Bank than terms of the loans from the Bank to unaffiliated parties. On December 31, 2000, $449,000 loans were outstanding to individuals who, during 2000, were officers, directors or affiliates of the Company. At the time each loan was made, management believed that the loan involved no more than the normal risk of collectibility and did not present other unfavorable features. None of such loans were classified as Substandard, Doubtful or Loss. Under the terms of the interim capital assistance agreement, the Bank may not, during the term of the interim capital assistance loan, make any loan or advance to the Company or any affiliate of the Bank or Company, or enter into any transaction (other than arm's length deposit transactions in the ordinary course of business) with such persons.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a), except that Mr. Hagans and Mr. Metz each filed Form 3 late.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Stegman & Company, independent public accountants ("Stegman"), to audit the Company's financial statements for the fiscal year ending December 31, 2001. Stegman has audited the Company's financial statements commencing with the year ended December 31, 1999. Representatives of Stegman are expected to be present at the Annual Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

         On November 15, 1999, the Company replaced Deloitte & Touche LLP ("D&T") as its certifying accountant. D&T performed the audit of the Company's financial statements for the years ended December 31, 1997 and 1998. During these periods and for the period from January 1, 1999 to November 15, 1999, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused D&T to make reference to such matter in connection with its audit reports on the Company's financial statements. For each of the years ended December 31, 1997 and 1998, D&T issued unqualified audit reports on the Company's financial statements. Neither audit report contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting practice. However, at the completion of the audit for the year ended December 31, 1998, D&T advised the Company in its judgement that a material weakness existed in the systems of internal controls related to credit card receivables.

         On November 15, 1999, the Company engaged Stegman to audit the Company's financial statements for fiscal year 1999 as its certifying accountant. The Company solicited bids for audit services from a number of firms. The appointment of Stegman was recommended by the Audit Committee of the Board of Directors and approved by the Oversight Committee of the Board of Directors on November 15, 1999. There were no consultations between the Company and Stegman regarding the application of accounting principles to any matter, or as to any type of opinion that might be issued on the Company's financial statements.

FEES PAID TO INDEPENDENT ACCOUNTING FIRM

         Audit fees.

         The aggregate amount of fees billed by Stegman & Company for services provided in connection with the audit of the Company's financial statements for the year ended December 31, 2000, and for review of the financial statements included in the Company' quarterly reports on Form 10-QSB filed during 2000 was $42,000.

         All Other Fees.

         The aggregate amount of fees billed for all other professional services provided by Stegman & Company during the year ended December 31, 2000 was $14,000. None of such fees related to the design, implementation or operation of the Company's financial information systems.

                            FORM 10-KSB ANNUAL REPORT

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD ENTITLED TO VOTE AT THE MEETING OR ANY BENEFICIAL OWNER OF COMMON STOCK SOLICITED HEREBY, A COPY OF ITS 2000 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON THE WRITTEN REQUEST OF SUCH SHAREHOLDER. REQUESTS SHOULD BE DIRECTED TO THOMAS A. WILSON, JR., SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, IBW FINANCIAL CORPORATION, 4812 GEORGIA AVENUE, NW, WASHINGTON, DC 20011.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters to be presented for action by shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All proposals or nominations for election as directors by shareholders, to be presented for consideration at the next annual meeting must be received by the Company no later than December 6, 2001.

                                    By Order of the Board of Directors



                                    Clinton W. Chapman, Chairman

April 6, 2001

                                                                      APPENDIX A

                            IBW FINANCIAL CORPORATION
                              INDUSTRIAL BANK, N.A.
                          JOINT AUDIT COMMITTEE CHARTER

                              GOALS AND OBJECTIVES

The primary function of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management and the board of directors have established and all audit processes.

                            GENERAL RESPONSIBILITIES

>> The audit committee provides open avenues of communication among the internal auditor, the independent accountant and the board of directors.

>> The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

>> The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

>> The committee will meet at least four times each year, or more frequently if the committee determines that it is advisable. The audit committee chairman has the power to call a committee meeting whenever he thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management. The engaged independent accountants may also have a representative in attendance at all meetings to foster open communication and enhance the annual audit.

>> The committee will do whatever else the law, the corporation's charter or bylaws or the board of directors requires.

MEMBERSHIP

The committee shall consist of three or more directors, appointed by the Board on an annual basis. At least a majority of the directors appointed shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the committee. In determining the independence of members of the committee, the Board shall consider, at a minimum, the then current standards of independence established by The Nasdaq Stock Market and the Federal Deposit Insurance Corporation. All committee members shall have (1) the ability to read and understand fundamental financial statements, including a Company's balance sheet, income statement, cash flow statement, and key performance indicators:
(2) the ability to understand key business and financial risks, related controls and control processes. At least one member of the committee shall have accounting or related financial management expertise. The committee members shall appoint the committee chairperson.

RESPONSIBILITIES OF MANAGEMENT AND INDEPENDENT AUDITORS.

While the committee has the review, oversight, and reporting responsibilities set forth in this charter, it does not have responsibility for planning or conducting audits or for determining that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are responsibilities of management and the independent auditors, rather than the committee. The committee also is not responsible for ensuring compliance with laws or regulations, or for resolving disagreements, if any, between management and the independent auditor.

RESPONSIBILITIES  FOR  ENGAGING  INDEPENDENT   ACCOUNTANTS  AND  APPOINTING  THE
INTERNAL AUDITOR

>> The audit committee will recommend the selection of the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

>> The audit committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the internal auditor.

>> The audit committee will confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them. On an annual basis, the committee shall receive from the independent accountants the written disclosures and letter required to be provided, and review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

>> The audit committee will consider, in consultation with the independent accountant and the internal auditor, the audit scope and procedural plans made by the internal auditor and the independent accountant.

>> The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

>> The audit committee will review and discuss with the internal auditor and the independent accountant their plans to coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

>> The audit committee will ascertain that the independent accountant will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

>> The audit committee will ask management, the internal auditor and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

>>   The  audit  committee  will  review  the  following   with  the independent
     accountant and the internal auditor:

          a.  The  adequacy  of  the  company's  internal  controls,   including
              computerized information system controls and security.

          b.  Any  significant   findings  and   recommendations   made  by  the
              independent   accountant  or  internal  auditing,   together  with
              management's responses to them.

>> Shortly after the annual audit is completed, the audit committee will review the following with management and the independent accountant:

          a.  The company's annual financial statements and related footnotes.
          b. The independent accountant's audit of and report on the financial statements.
          c. The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.
          d. Any serious difficulties or disputes with management encountered during the course of the audit.
          e. Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

>> The audit committee will consider and review with management and the internal auditor:

          a. Any significant findings during the year and management's responses to them .
          b. Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.
          c. Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.
          d.  The internal auditing department's budget and staffing.
          e.  The internal auditing department's charter.

>> The audit committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

>> The audit committee will determine that the quarterly financial statements have been reviewed by the independent accountants in accordance with SAS 71 before those interim statements are released to the public or filed with the SEC.

>> Prepare a report for inclusion in the proxy statement that describes the committee's composition and responsibilities, and how they were discharged, including a statement regarding their review and discussion of the annual financial statements, review of the independence of the independent accountants, and discussions with the independent accountants, and a statement that based on the foregoing, the committee recommended that the annual financial statements be included in the Company's annual report on Form 10-K.

                            PERIODIC RESPONSIBILITIES

>>   Review,  at  least  annually,  and   update  the   committee's   charter as
     appropriate.

>> Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

>> Meet with the internal auditor, the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

                                 REVOCABLE PROXY
                            IBW FINANCIAL CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints B. Doyle Mitchell, Jr. and Patricia Mitchell, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of IBW Financial Corporation (the "Company ") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held on April 24, 2001,and at any adjournment or postponement of the meeting.

1.       ELECTION OF DIRECTORS

         |_| FOR all nominees listed below (except as noted to the contrary below)

         |_|      WITHHOLD AUTHORITY to vote for all nominees listed below

         Nominees:  Clinton W.  Chapman,  Esquire;  George H. Windsor,  Esquire;
                    Benjamin L. King, C.P.A.; B. Doyle Mitchell, Jr.; Massie S. Fleming; Robert R. Hagans; Cynthia T. Mitchell; Emerson A. Williams, M.D. ;

         (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2.       RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                  |_| FOR      |_| AGAINST       |_|  ABSTAIN   the  proposal to
                  ratify the   appointment of Stegman & Company as the Company's
                  independent auditors for the year ended December 31, 2001.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the proposals set forth above. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.


                                ------------------------------------------------
                                Signature of Shareholder


                                ------------------------------------------------
                                Signature of Shareholder

                                Dated: _________________, 2001

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.